Court File No. CV-09-8234-00CL

ONTARIO

SUPERIOR COURT OF JUSTICE

COMMERCIAL LIST

THE HONOURABLE MR.	)	TUESDAY, THE16TH
	)	
JUSTICE MORAWETZ	)	DAY OF JUNE, 2009

THE ESTATE OF STEVE KEREKES, MELANIE KEREKES, JIM OATTES, GRACE DEBRANDERE, JIM REDDON, MONICA REDDON, TOM DAVIS and JANE DAVIS

Applicants

\- and -

TELEPLUS CONNECT CORP., 1523813 ONTARIO LIMITED, AVENUE RECONNECT INC. and TELIZON INC., as Guarantors

Respondents

ORDER

THIS APPLICATION, made by the Applicants for an Order pursuant to section 47(1) of the *Bankruptcy and Insolvency Act*, R.S.C. 1985, c. B-3, as amended (the "BIA") and section 101 of the *Courts of Justice Act*, R.S.O 1990 c. C.43, as amended (the "CJA") appointing BDO Dunwoody Limited as interim receiver and receiver without security, of all of the assets, undertakings and properties of Teleplus Connect Corp., 1523813 Ontario limited, Avenue Reconnect inc. and Telizon Inc. (collectively, the "Debtor") was heard this day at 330 University Avenue, Toronto, Ontario.

ON READING the affidavit of Jim Oattes sworn June 16, 2009 and the Exhibits thereto and on hearing the submissions of counsel for Y.A. Global Investments LP, formerly Cornell Capital Partners LP ("YA Global") and BDO Dunwoody Limited and on reading the consent of BDO Dunwoody Limited to act as receiver,

APPOINTMENT

1. THIS COURT ORDERS that pursuant to section 47(1) of the BIA and section 101 of the CJA, BDO Dunwoody Limited is hereby appointed interim receiver (the "Interim Receiver"), without security, of all of the Debtor's current and future assets, undertakings and properties of every nature and kind whatsoever, and wherever situate including all proceeds thereof (the "Property").

RETURN DATE

2. THE COURT ORDERS that the Applicants' materials are to be served on the Respondents by June 18, 2009. This matter is to return for a more fulsome hearing on Wednesday, June 24, 2009.

INTERIM RECEIVER'S POWERS

3. THIS COURT ORDERS that the Interim Receiver shall not operate the business of the Debtor or take possession of the assets or Property of the Debtor pending further Order of the Court.

DEBTOR TO REMAIN IN POSSESSION AND CONTROL OF ASSETS

4. THIS COURT ORDERS that the Debtor shall remain in possession and control of its current and future assets, undertakings and properties of every nature and kind whatsoever, and wherever situate including all proceeds thereof. Subject to further Order of this Court, the ~~Applicant~~ Debtor shall continue to carry on business in a manner consistent with the preservation of its business and Property.

DUTY TO PROVIDE ACCESS AND CO-OPERATION TO THE INTERIM RECEIVER

5. THIS COURT ORDERS that (i) the Debtor, (ii) all of its current and former directors, officers, employees, agents, accountants, legal counsel and shareholders, and all other persons acting on its instructions or behalf, and (iii) all other individuals, firms, corporations, governmental bodies or agencies, or other entities having notice of this Order (all of the foregoing, collectively, being "Persons" and each being a "Person") shall forthwith advise the

Interim Receiver of the existence of any Property in such Person's possession or control and shall grant immediate and continued access to the Property to the Interim Receiver.

6. THIS COURT ORDERS that all Persons shall forthwith advise the Interim Receiver of the existence of any books, documents, securities, contracts, orders, corporate and accounting records, and any other papers, records and information of any kind related to the business or affairs of the Debtor, and any computer programs, computer tapes, computer disks, or other data storage media containing any such information (the foregoing, collectively, the "Records") in that Person's possession or control, and shall provide to the Interim Receiver or permit the Interim Receiver to make, retain and take away copies thereof and grant to the Interim Receiver unfettered access to and use of accounting, computer, software and physical facilities relating thereto, provided however that nothing in this paragraph 6 or in paragraph 7 of this Order shall require the delivery of Records, or the granting of access to Records, which may not be disclosed or provided to the Interim Receiver due to the privilege attaching to solicitor-client communication or due to statutory provisions prohibiting such disclosure.

7. THIS COURT ORDERS that if any Records are stored or otherwise contained on a computer or other electronic system of information storage, whether by independent service provider or otherwise, all Persons in possession or control of such Records shall forthwith give unfettered access to the Interim Receiver for the purpose of allowing the Interim Receiver to recover and fully copy all of the information contained therein whether by way of printing the information onto paper or making copies of computer disks or such other manner of retrieving and copying the information as the Interim Receiver in its discretion deems expedient, and shall not alter, erase or destroy any Records without the prior written consent of the Interim Receiver. Further, for the purposes of this paragraph, all Persons shall provide the Interim Receiver with all such assistance in gaining immediate access to the information in the Records as the Interim Receiver may in its discretion require including providing the Interim Receiver with instructions on the use of any computer or other system and providing the Interim Receiver with any and all access codes, account names and account numbers that may be required to gain access to the information.

8. THE COURT ORDERS that at the close of business each day or at such other interval as may be agreed to between the Interim Receiver and the Debtor, the Debtor shall provide the Interim Receiver with a report detailing receipts and disbursements of the Debtor.

NO PROCEEDINGS AGAINST THE INTERIM RECEIVER

9. THIS COURT ORDERS that no proceeding or enforcement process in any court or tribunal (each, a "Proceeding"), shall be commenced or continued against the Interim Receiver except with the written consent of the Interim Receiver or with leave of this Court.

NO PROCEEDINGS AGAINST THE DEBTOR OR THE PROPERTY

10. THIS COURT ORDERS that no Proceeding against or in respect of the Debtor or the Property shall be commenced or continued except with the written consent of the Interim Receiver or with leave of this Court and any and all Proceedings currently under way against or in respect of the Debtor or the Property are hereby stayed and suspended pending further Order of this Court.

NO INTERCOMPANY TRANSFERS OR PAYMENTS TO NON-ARMS LENGTH PARTIES

11. THE COURT ORDERS that a stay of proceedings is to be in effect. Further, the Debtor is restrained from taking steps to honour the demand in the letter from Mr. Siegan dated June 16, 2009 and the parties referenced in that letter are specifically restrained from taking any steps to obtain such payments or to compel the Debtor to make such payments pending further Order.

NO EXERCISE OF RIGHTS OR REMEDIES

12. THIS COURT ORDERS that all rights and remedies against the Debtor, the Interim Receiver, or affecting the Property, are hereby stayed and suspended except with the written consent of the Interim Receiver or leave of this Court, provided however that nothing in this paragraph shall (i) empower the Debtor to carry on any business which the Debtor is not lawfully entitled to carry on, (ii) exempt the Debtor from compliance with statutory or regulatory provisions relating to health, safety or the environment, (iii) prevent the filing of any registration to preserve or perfect a security interest, or (iv) prevent the registration of a claim for lien.

NO INTERFERENCE WITH THE INTERIM RECEIVER

13. THIS COURT ORDERS that no Person shall discontinue, fail to honour, alter, interfere with, repudiate, terminate or cease to perform any right, renewal right, contract, agreement, licence or permit in favour of or held by the Debtor, without written consent of the Interim Receiver or leave of this Court.

CONTINUATION OF SERVICES

14. THIS COURT ORDERS that all Persons having oral or written agreements with the Debtor or statutory or regulatory mandates for the supply of goods and/or services, including without limitation, all computer software, communication and other data services, centralized banking services, payroll services, insurance, transportation services, utility or other services to the Debtor are hereby restrained until further Order of this Court from discontinuing, altering, interfering with or terminating the supply of such goods or services as may be required by the Debtor, provided in each case that the normal prices or charges for all such goods or services received after the date of this Order are paid by the Debtor in accordance with normal payment practices of the Debtor or such other practices as may be agreed upon by the supplier or service provider and the Debtor, or as may be ordered by this Court.

LIMITATION ON THE INTERIM RECEIVER'S LIABILITY

15. THIS COURT ORDERS that the Interim Receiver shall incur no liability or obligation as a result of its appointment or the carrying out the provisions of this Order, save and except for any gross negligence or wilful misconduct on its part. Nothing in this Order shall derogate from the protections afforded the Interim Receiver by section 14.06 of the BIA or by any other applicable legislation.

INTERIM RECEIVER'S ACCOUNTS

16. THIS COURT ORDERS that any expenditure or liability which shall properly be made or incurred by the Interim Receiver, including the fees of the Interim Receiver and the fees and disbursements of its legal counsel, incurred at the standard rates and charges of the Interim Receiver and its counsel, shall be allowed to it in passing its accounts and shall form a first

charge on the Property in priority to all security interests, trusts, liens, charges and encumbrances, statutory or otherwise, in favour of any Person (the "Interim Receiver's Charge").

17. THIS COURT ORDERS the Interim Receiver and its legal counsel shall pass its accounts from time to time, and for this purpose the accounts of the Interim Receiver and its legal counsel are hereby referred to a judge of the Commercial List of the Ontario Superior Court of Justice.

18. THIS COURT ORDERS that prior to the passing of its accounts, the Interim Receiver shall be at liberty from time to time to apply reasonable amounts, out of the monies in its hands, against its fees and disbursements, including legal fees and disbursements, incurred at the normal rates and charges of the Interim Receiver or its counsel, and such amounts shall constitute advances against its remuneration and disbursements when and as approved by this Court.

GENERAL

19. THIS COURT ORDERS that the Interim Receiver may from time to time apply to this Court for advice and directions in the discharge of its powers and duties hereunder.

20. THIS COURT ORDERS that nothing in this Order shall prevent the Interim Receiver from acting as a trustee in bankruptcy of the Debtor.

21. THIS COURT HEREBY REQUESTS the aid and recognition of any court, tribunal, regulatory or administrative body having jurisdiction in Canada or in the United States to give effect to this Order and to assist the Interim Receiver and its agents in carrying out the terms of this Order. All courts, tribunals, regulatory and administrative bodies are hereby respectfully requested to make such orders and to provide such assistance to the Interim Receiver, as an officer of this Court, as may be necessary or desirable to give effect to this Order or to assist the Interim Receiver and its agents in carrying out the terms of this Order.

22. THIS COURT ORDERS that the Interim Receiver be at liberty and is hereby authorized and empowered to apply to any court, tribunal, regulatory or administrative body, wherever located, for the recognition of this Order and for assistance in carrying out the terms of this Order.

23. THIS COURT ORDERS that the Applicant shall have its costs of this motion, up to and including entry and service of this Order, provided for by the terms of the Applicant's security or, if not so provided by the Applicant's security, then on a substantial indemnity basis to be paid by the Interim Receiver from the Debtor's estate with such priority and at such time as this Court may determine.

24. THIS COURT ORDERS that any interested party may apply to this Court to vary or amend this Order on not less than seven (7) days' notice to the Interim Receiver and to any other party likely to be affected by the order sought or upon such other notice, if any, as this Court may order.

ENTERED AT / INSCRIT À TORONTO
ON / BOOK NO:
LE / DANS LE REGISTRE NO.:

JUN 17 2009

PER / PAR:

STEVE KEREKES et al.
Applicants

-and-

TELEPLUS WORLD, CORP. et al.
Respondents

Court File No. CV-09-8234-00CL

ONTARIO
SUPERIOR COURT OF JUSTICE
COMMERCIAL LIST

PROCEEDING COMMENCED AT
TORONTO

ORDER

TORKIN MANES COHEN ARBUS LLP
Barristers & Solicitors
151 Yonge Street, Suite 1500
Toronto ON M5C 2W7

S. Fay Sulley (24257D)
Tel: 416-777-5419
Fax: (888) 587-9143
fsulley@torkinmanes.com
Jeffrey Simpson (39663M)
Tel: 416-777-5413
Fax: (888) 587-9143
jsimpson@torkinmanes.com

Lawyers for the Applicants,
Steve Kerekes et al.

RCP-E 4C (July 1, 2007)